Exhibit 24.1
POWER OF ATTORNEY WITH RESPECT TO
REGISTRATION STATEMENTS AND LISTING APPLICATIONS
COVERING COMMON STOCK, DEBT SECURITIES,
GUARANTEES AND OTHER SECURITIES
ISSUED BY FORD MOTOR COMPANY
     Each of the undersigned, a director, officer or employee of FORD MOTOR COMPANY (the “Company”), appoints each of P. J. Sherry, Jr., L. J. Ghilardi, J. F. Zaremba, and D. J. Cropsey, his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to (i) register the above-captioned securities for issuance and sale under, and otherwise to comply with, the United States Securities Act of 1933, as amended, or any other applicable law, and any requirements of the United States Securities and Exchange Commission or any other applicable governmental or regulatory agency or authority in respect thereof, including, but not limited to, power and authority to sign his or her name (whether on behalf of the Company or otherwise) to one or more Registration Statements, any amendments thereto and any of the exhibits, financial statements, schedules or prospectuses filed therewith, and to file them with such Commission, agency or authority, and (ii) list the above-captioned securities with any stock exchange, including, but not limited to, power and authority to sign his or her name (whether on behalf of the Company or otherwise) to one or more listing applications, any amendments thereto and any of the exhibits, financial statements or schedules filed therewith, and to file them with any such stock exchange, in each case, all as authorized at a meeting of the Board of Directors of the Company held on July 9, 2009. Each of the undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.
     Each of the undersigned has signed his or her name as of the 9th of July, 2009.

/s/ William Clay Ford, Jr.	/s/ Stephen G. Butler

(William Clay Ford, Jr.)	(Stephen G. Butler)

/s/ Kimberly A. Casiano	/s/ Anthony F. Earley, Jr.

(Kimberly A. Casiano)	(Anthony F. Earley, Jr.)

/s/ Edsel B. Ford II	/s/ Richard A. Gephardt

(Edsel B. Ford II)	(Richard A. Gephardt)

/s/ Irvine O. Hockaday, Jr.	/s/ Richard A. Manoogian

(Irvine O. Hockaday, Jr.)	(Richard A. Manoogian)

/s/ Ellen R. Marram	/s/ Alan Mulally

(Ellen R. Marram)	(Alan Mulally)

/s/ Homer A. Neal	/s/ Gerald L. Shaheen

(Homer A. Neal)	(Gerald L. Shaheen)

/s/ John L. Thornton	/s/ Lewis W. K. Booth

(John L. Thornton)	(Lewis W. K. Booth)

Exhibit 24.1
POWER OF ATTORNEY WITH RESPECT TO
REGISTRATION STATEMENTS AND LISTING APPLICATIONS
COVERING COMMON STOCK, DEBT SECURITIES,
GUARANTEES AND OTHER SECURITIES
ISSUED BY FORD MOTOR COMPANY
     The undersigned, a director, officer or employee of FORD MOTOR COMPANY (the “Company”), appoints each of P. J. Sherry, Jr., L. J. Ghilardi, J. F. Zaremba, and D. J. Cropsey, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to (i) register the above-captioned securities for issuance and sale under, and otherwise to comply with, the United States Securities Act of 1933, as amended, or any other applicable law, and any requirements of the United States Securities and Exchange Commission or any other applicable governmental or regulatory agency or authority in respect thereof, including, but not limited to, power and authority to sign his name (whether on behalf of the Company or otherwise) to one or more Registration Statements, any amendments thereto and any of the exhibits, financial statements, schedules or prospectuses filed therewith, and to file them with such Commission, agency or authority, and (ii) list the above-captioned securities with any stock exchange, including, but not limited to, power and authority to sign his name (whether on behalf of the Company or otherwise) to one or more listing applications, any amendments thereto and any of the exhibits, financial statements or schedules filed therewith, and to file them with any such stock exchange, in each case, all as authorized at a meeting of the Board of Directors of the Company held on July 9, 2009. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.
     The undersigned has signed his name as of the 2nd of November, 2009.

/s/ Robert L. Shanks
(Robert L. Shanks)

Exhibit 24.1
POWER OF ATTORNEY WITH RESPECT TO
REGISTRATION STATEMENTS AND LISTING APPLICATIONS
COVERING COMMON STOCK, DEBT SECURITIES,
GUARANTEES AND OTHER SECURITIES
ISSUED BY FORD MOTOR COMPANY
     The undersigned, a director of FORD MOTOR COMPANY (the “Company”), appoints each of P. J. Sherry, Jr., L. J. Ghilardi, J. F. Zaremba, and D. J. Cropsey, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to (i) register the above-captioned securities for issuance and sale under, and otherwise to comply with, the United States Securities Act of 1933, as amended, or any other applicable law, and any requirements of the United States Securities and Exchange Commission or any other applicable governmental or regulatory agency or authority in respect thereof, including, but not limited to, power and authority to sign his name (whether on behalf of the Company or otherwise) to one or more Registration Statements, any amendments thereto and any of the exhibits, financial statements, schedules or prospectuses filed therewith, and to file them with such Commission, agency or authority, and (ii) list the above-captioned securities with any stock exchange, including, but not limited to, power and authority to sign his name (whether on behalf of the Company or otherwise) to one or more listing applications, any amendments thereto and any of the exhibits, financial statements or schedules filed therewith, and to file them with any such stock exchange, in each case, all as authorized at a meeting of the Board of Directors of the Company held on July 9, 2009. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.
     The undersigned has signed his name as of the 17th of February, 2011.

/s/ James H. Hance, Jr.
(James H. Hance, Jr.)

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